UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2025

Red Cat Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40202	88-0490034
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 Ave. Munoz Rivera Ste 2200 San Juan, PR (Address of principal executive offices)	00901 (Zip Code)

Registrant’s telephone number, including area code: (833) 373-3228

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	RCAT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 18, 2025, the board of directors (the “Board”) of Red Cat Holdings, Inc. (the “Company”) set June 18, 2025, as the date of its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held at 12 p.m. Eastern Time via a telephonic format by calling toll free at 877-407-3088. The Board has fixed April 21, 2025, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

In accordance with the requirements contained in the Company’s Amended and Restated Bylaws adopted effective September 17, 2022 (the “Bylaws”), which are incorporated herein by reference as Exhibit 3.1 hereto, stockholders of the Company who wish to bring business before the Annual Meeting outside of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or to nominate a person for election as a director, must ensure that written notice of such proposal or nomination (including all information specified in the Company’s Bylaws) is received by the Corporate Secretary of the Company at the following address: Red Cat Holdings, Inc., 15 Ave. Munoz Rivera, Ste 2200, San Juan, Puerto Rico 00901, Attention: Corporate Secretary, no later than the close of business on April 28, 2025, which is the 10th calendar day following the date of the Company’s public announcement via the filing of its preliminary proxy statement of the date of the Annual Meeting. Any such proposal must meet the requirements set forth in the Company’s Bylaws in order to be brought before the 2025 Annual Meeting.

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must provide written notice to the Company at the address specified above, on or before April 28 2025, which the Company has determined to be a reasonable time before it expects to begin to print and mail its proxy materials. Stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must comply with the deadline set forth above as well as all the applicable rules and regulations promulgated by the Securities and Exchange Commission under the Exchange Act.

The Company intends to mail a Notice of Internet Availability of Proxy Materials to most of its stockholders between April 28, 2025 and May 2, 2025. All stockholders who do not receive the Notice of Internet Availability will receive a printed copy of the proxy materials.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws adopted effective September 17, 2022 (incorporated by reference to Exhibit No. 3.1 of the Company’s Current Report on Form 8-K filed with the SEC on September 22, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED CAT HOLDINGS, INC.

Dated: April 21, 2025	By:	/s/ Christian Ericson
	Name:	Christian Ericson
	Title:	Chief Financial Officer